SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                September 4, 2002


                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        0-22818               22-3240619
(State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation)                      File Number)        Identification No.)

--------------------------------------------------------------------------------

                58 South Service Road
                Melville, New York                                11747
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (631) 730-2200
                                                   --------------

Item 5. Other Events

     In a presentation to investors on September 4, 2002, The Hain Celestial Group, Inc. (the "Company") reaffirmed its full year guidance for earnings of $0.78-0.84 per share and revenues of $450-$470 million in fiscal 2003. In addition, the Company detailed its expectations by quarter for earnings and revenues as follows:

-------------------------------------------------------------------------------
    Fiscal Quarter Ending        Earnings per Share          Revenues
-------------------------------------------------------------------------------
      September 30, 2002             $0.14-0.17          $103-108 million
-------------------------------------------------------------------------------
      December 31, 2002              $0.27-0.28          $125-130 million
-------------------------------------------------------------------------------
        March 31, 2003               $0.22-0.23          $117-122 million
-------------------------------------------------------------------------------
        June 30, 2003                $0.15-0.16          $105-110 million
-------------------------------------------------------------------------------

     A copy of the press release issued by the Company on September 4, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.                Description

         99.1                        Press release dated September 4, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE HAIN CELESTIAL GROUP, INC.


Dated:  September 4, 2002       By:    /s/ Ira J. Lamel
                                       -----------------------------------------
                                       Name: Ira J. Lamel
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.               Description

99.1                      Press release dated September 4, 2002

                                                                    Exhibit 99.1

 THE HAIN CELESTIAL GROUP PROVIDES FURTHER DETAILS ON FISCAL YEAR 2003 GUIDANCE


     MELVILLE, NY, September 4, 2002 - In a presentation to investors today, The Hain Celestial Group (NASDAQ:HAIN), the leading natural and organic food company, reaffirmed its full year guidance for earnings of $0.78-0.84 per share and revenues of $450-$470 million in fiscal 2003. In addition, the Company detailed its expectations by quarter for earnings and revenues as follows:

--------------------------------------------------------------------------------
    Fiscal Year 2003            Earnings per Share              Revenues
--------------------------------------------------------------------------------
           Q1                       $0.14-0.17              $103-108 million
--------------------------------------------------------------------------------
           Q2                       $0.27-0.28              $125-130 million
--------------------------------------------------------------------------------
           Q3                       $0.22-0.23              $117-122 million
--------------------------------------------------------------------------------
           Q4                       $0.15-0.16              $105-110 million
--------------------------------------------------------------------------------

About The Hain Celestial Group

The Hain Celestial Group, headquartered in Melville, NY, is a natural, specialty and snack food company. The Company is a leader in 13 of the top 15 natural food categories, with such well-known natural food brands as Celestial Seasonings(R) teas, Hain Pure Foods(R), Westbrae(R), Westsoy(R), Arrowhead Mills(R), Health Valley(R), Breadshop's(R), Casbah(R), Garden of Eatin(R), Terra Chips(R), Yves Veggie Cuisine(R), The Good Dog(R), The Good Slice(R), DeBoles(R), Earth's Best(R), Nile Spice, and Lima & Biomarche(R) in Europe. The Company's principal specialty product lines include Hollywood(R) cooking oils, Estee(R) sugar-free products, Kineret(R) kosher foods, Boston Better Snacks(R), and Alba Foods(R). The Hain Celestial Group's website can be found at www.hain-celestial.com.

Statements made in this Press Release that are estimates of past or future performance are based on a number of factors, some of which are outside of the Company's control. Statements made in this Press Release that state the intentions, beliefs, expectations or predictions of The Hain Celestial Group and its management for the future are forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in filings of The Hain Celestial Group with the U.S. Securities and Exchange Commission. Copies of these filings may be obtained by contacting The Hain Celestial Group or the SEC.